Exhibit 99.2

1 Porter Bancorp, Inc. NASDAQ: PBIBMay/June 2009

2 Disclaimer This presentation contains forward-looking statements that involve risks and uncertainties. These forward-looking statements are based on management’s current expectations.  Porter Bancorp’s actual results in future periods may differ materially from those currently expected due to various factors, including those risk factors described in documents that the Company files with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. The forward-looking statements in this presentation are made as of the date of the presentation and Porter Bancorp does not assume any responsibility to update these statements.

3 Discussion Topics Market Overview and Franchise HistoryFinancial Highlights Summary of 1st Quarter 2009 and Full Year 2008 Performance Loan Composition and Credit Quality Deposits Capital StrengthInvestment Considerations Going Forward 2009 Growth Strategy 2009 Key Strategic Initiatives Operating Strengths

4 Note: Financial data as of March 31, 2009 Company Overview Louisville, Kentucky headquarters 6th largest bank domiciled in Kentucky19 offices $1.7 billion in assets $1.4 billion in loans $1.4 billion in deposits Focus on high growth markets within our footprint Efficient operating model Strong capital base

Market Overview

- **Louisville and Bullitt County**
  - Largest city in Kentucky and 16th largest city in U.S.
  - Above average growth rates for economy and jobs
  - Large employers include UPS, GE, Humana, YUM! Brands, Ford
  - UPS hub continues to attract distribution companies – Best Buy ("Geek Squad"), Gordon Foods, Johnson & Johnson, Zappos
  - Home of University of Louisville

- **Owensboro/Daviess County**
  - 3rd largest city in Kentucky
  - Industrial, medical, retail and cultural hub for Western Kentucky
  - Large employers include Owensboro Medical Health System, Texas Gas, and Toyotetsu
  - Home of two four-year liberal arts colleges (Brescia University and Kentucky Wesleyan College)

- **Lexington/Fayette County**
  - 2nd largest city in Kentucky – attractive growth market
  - Financial, educational, retail, healthcare and cultural hub for Central and Eastern Kentucky
  - "Horse Capital of the World" – host to the World Equestrian Games in 2010
  - Large employers include Toyota, Lexmark, IBM Global Services and Valvoline
  - Home of University of Kentucky

- **Southern/Central Kentucky**
  - Includes Bowling Green (Warren County), the 4th largest city in Kentucky, and Barren, Ohio, Hart, Edmonson, Butler & Green counties
  - Attractive community and growth markets – stable source of deposits and loans
  - PBIB's main back-office operations hub
  - Major employers include GM (Corvette), RR Donnelley and FedEx
  - Agricultural and service based economy
  - Home of Western Kentucky University

5
Relationships You Can Bank On.™

6 Franchise History Porter Bancorp organized with merger of 3 banks Porter Bancorp acquires 3 banks Ascencia Bank established Porter Bancorp acquires 2 banks Porter Bancorp consolidates all subsidiary banks under PBI Bank name on December 31, 2005 Porter Bancorp IPO completed on September 22, 2006 Porter Bancorp acquires Kentucky Trust Bank with 6 offices in Southern Kentucky on October 1, 2007 Porter Bancorp acquires Paramount Bank in Lexington, KY on February 1, 2008 1988 1988 – 1999 1999 1999 – 2005 2006 2007 2008

7 Financial Highlights

8 2008 Operating Performance Net Income of $14.0 million Above peer financial performance Growth exceeded expectations Loans – 10.9% Deposits – 10.5% Assets – 13.2% Manageable credit quality 1.78% NPA to assets 1.58% NPL to loans Core customer non-interest bearing deposit account growth to $111.8 million Note: (1) For the Year Ended 12/31/08 Peer Median Core Financial Performance per SNL

9 Asset Growth ($ in millions) 2004 2005 2006 2007 2008 Q109 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $887 $991 $1,051 $1,456 $1,648 $1,738

10 Loan Growth ($ in millions) 2004 2005 2006 2007 2008 Q109 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $734 $792 $854 $1,218 $1,350 $1,369

11 Deposit Growth ($ in millions) 2004 2005 2006 2007 2008 Q109 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $540 $178 $619 $187 $657 $205 $847 $320 $1,013 $276 $1,078 $313 Non-CD CD

12 Transactional Account Growth (in millions) 2003 2004 2005 2006 2007 2008 Q1 $- $50 $100 $150 $200 $250 $300 $136 $151 $165 $173 $278 $231 $279

13 Solid Growth Assets Loans Deposits 2006 2007 2008 Q109 (annualized) 6.0% 38.5% 13.2% 22.3% 7.9% 42.5% 10.9% 5.7% 6.9% 35.3% 10.5% 32.2%

14 Strong Net Income ($ in millions) Note: Adjusted for consolidation through add-back of minority interests, deduction of applicable income taxes and deduction of acquisition funding (net of tax). 2003 2004 2005 2006 2007 2008 Q109 $6,750 $9,012 $11,379 $14,339 $14,229 $14,010 $3,061

15 Solid Net Interest Margin 2003 2004 2005 2006 2007 Q108 Q208 Q308 Q408 Q109 3.71% 3.84% 4.06% 3.97% 3.67% 3.21% 3.29% 3.33% 2.96% 3.02%

16 Net Interest Margin vs. Prime Rate

17 Operational Efficiency 2003 2004 2005 2006 2007 2008 Q109 55.0% 51.0% 48.0% 47.0% 47.0% 51.0% 54.0%

18 Q1 2009 Operating Performance Strong Growth Loans – 1.4% Deposits – 7.9% Assets – 5.5% Solid Financial Performance (annualized) ROAA ROAE NIM Efficiency EPS Q108 Q208 Q308 Q408 Q109 .96% 1.02% 1.03% .57% .73% 11.66% 12.66% 12.73% 6.27% 7.49% 3.21% 3.29% 3.33% 2.96% 3.02% 54.47% 50.70% 47.47% 50.64% 54.09% $.43 $.49 $.50 $.26 $.31 Manageable credit quality 2.04% NPA to assets 1.81% NPL to loans

19 Loan Stratification Highlights Primary focus on residential and commercial real estate Granular portfolio Loyal and experienced producers Team approach to customers Locally empowered lenders Loan Portfolio – Q1 09 Construction Real Estate 26.2% Residential Real Estate 25.5% Farmland 5.6% Home Equity 2.4% C & I 6.6% Consumer 2.7% Agricultural 1.1% Other 0.2% Commercial Real Estate 29.8% Total Loans: $1.4 B

20 Porter Bancorp, Inc. Loan Statistics Historical Loan Portfolio Statistics NPA/Assets NPL/Loans NCO/Avg Loan Loan Loss Reserve Q108 Q208 Q308 Q408 Peer Q408(1) Q109 Note: (1) For the Quarter Ended 12/31/08 Peer Median Core Financial Performance per SNL 1.10% 1.24% 1.44% 1.78% 1.69% 2.04% 0.77% 0.96% 1.15% 1.58% 1.69% 1.81% 0.02% 0.05% 0.06% 0.13% 0.34% 0.06% 1.37% 1.35% 1.39% 1.46% 1.30% 1.49%

21 Deposit Stratification Highlights Effective core deposit growth initiatives High CD retention rates Focus on core deposit development Online banking division a ready source of alternative funding without high cost of new branches Deposit Mix – Q1 09 Total Deposits: $1.4 B Cost of Deposits: 3.29% NOW and Money Market 12% Savings 3% Non-Interest Bearing DDA 8% CD’s $100k or greater 33% CD’s less than $100k 44%

22 Capital Strength Tangible Common Equity Tangible Equity Leverage Tier 1 Risk Based Total Risk Based Leverage Tier 1 Risk Based Total Risk Based March 31, 2009 Actual Capital ($ in millions) Regulatory Requirements Well Capitalized Minimum Excess Over Regulatory Thresholds Well Capitalized Minimum 6.04% 8.09% 9.76% 12.00% 13.91% N/A N/A 5.0% 6.0% 10.0% N/A N/A 4.0% 4.0% 8.0% $163 $163 $189 $79 $82 $53 $96 $109 $80

23 Investment Highlights

24 2009 Growth Strategy Increase market share of existing franchise – managed growth Expand core deposit development initiatives and non-interest income improvement strategies Continue long-term strategy of considering M&A opportunities that arise Remain disciplined and focused Accretive to earnings in first full year Markets with high growth potential Strong management team compatible with our culture

25 2009 Key Strategic Initiatives Client-driven service that consistently provides better value Rational risk taking and exceptional risk management Maintain strict focus on credit quality in this challenging environment Earnings growth Consistent, superior operational efficiency Targeted and disciplined investments for the future

26 Experienced management team Extensive market knowledge and community relationships Acquisition and integration experience Highly efficient organizational structure Diversified funding sources Highly focused on profits Strong capital base Operating Strengths

27 Attractive, diversified growth markets Successful history of executing growth strategy Scalable operating platform Efficient operating model Solid operating performance Undervalued investment opportunity Investment Considerations

28 Undervalued Opportunity Current Market Price (4/21/2009) $13.29 Trading Multiples: Value Multiple EPS (1) $1.46 9.10x Tangible BV Per Share (2) $12.38 1.07% Annual Dividend (3) $.84 6.32% Note: (1) Mean 2009 EPS estimates per analysts as reported by NASDAQ Market Report (2) As of March 31, 2009 (3) Annualized based on financial data for quarter ended March 31, 2009

29 Addendum

30 Experienced Management Team Headquarters: 2500 Eastpoint Parkway Louisville, KY 40223 (502) 499-4800 Name Position Industry Experience Porter Experience J. Chester Porter Maria L. Bouvette David B. Pierce C. Bradford Harris Phil Barnhouse Jim Grubbs Fred Catlett Avery Matney Todd Young Charles Darst Eric Satterly 27 23 27 23 23 20 12 3 11 11 29 5 32 13 28 13 25 15 23 13 11 10 Chairman of the Board, General Counsel and Director of Porter Bancorp and PBI Bank President, CEO and Director of Porter Bancorp and PBI Bank CFO of Porter Bancorp, Chief Strategic Officer and Director of PBI Bank Corporate General Counsel and EVP CFO of PBI Bank Sr. VP Commercial Lending Executive Vice President Regional President Chief Operations Officer Chief Development Officer Chief Technology Officer

31 Peer Metrics Note: Data per SNL

32 Peer Metrics Note: Data per SNL

33 Loan Mix (in thousands)

34 Construction and Commercial Real Estate Loan Mix (in thousands)